NOTICE OF DIRECTION AND TERMINATION

December 1, 2010

Bank of America, N.A., as Collateral Agent
Agency Management
231 South LaSalle Street
Mail Code: IL1-231-10-41
Chicago, Illinois 606004

We reference that certain Intercreditor Agreement dated as of May 21, 2008 (the “Intercreditor Agreement”) among Bank of America, N.A., in its capacity as Collateral Agent, Bank of America, N.A., in its capacity as administrative agent under the Revolving Credit Facility Agreement on behalf of itself and each of the Revolving Credit Facility Secured Creditors, Bank of America, N.A., in its capacity as servicer under the Franchise Loan Facility Agreement on behalf of itself and each of the Franchise Loan Facility Secured Creditors, each of the institutional investors listed on Schedule 1 attached thereto,  Ruby Tuesday, Inc., a Georgia corporation, as Company and certain affiliates of the Company as Guarantors.  All defined terms used herein shall have the meanings ascribed to such terms in the Intercreditor Agreement unless otherwise defined herein.

The Company represents to the Collateral Agent that the signatories party hereto collectively constitute the Requisite Creditors necessary under Section 5.3, Section 5.5 and Section 7.3 of the Intercreditor Agreement to (i) authorize and direct the Collateral Agent to terminate the security interests of the Collateral Agent held for the benefit of the Creditors and (ii) terminate the Intercreditor Agreement.  Pursuant to the authority granted the Requisite Creditors under the Intercreditor Agreement including, without limitation, the above-referenced provisions, the undersigned hereby direct the Collateral Agent that upon receipt of this Notice of Direction and Termination:

(a)           Collateral Agent shall acknowledge by execution of this Notice of Direction and Termination that all liens, security interests, mortgages and other encumbrances, all of any kind, nature or description, whenever and however arising, in favor of Collateral Agent in connection with the Security Documents and the Senior Secured Obligations on any of the assets and property, real or personal, tangible or intangible, of the Company or the Guarantors are thereby terminated;

(b)           Collateral Agent shall acknowledge by execution of this Notice of Direction and Termination that each of the Security Documents is thereby terminated other than those provisions which expressly survive termination thereof;

(c)           Collateral Agent shall, at the cost of the Company, thereupon file, or authorize Company to file, such UCC terminations, releases or other documents necessary to terminate of record any and all financing statements naming Company or any Guarantor, as Debtor, and Collateral Agent, as Secured Party, that have been filed for the purpose of perfecting liens securing the Senior Secured Obligations;

(d)           Collateral Agent shall, at the cost of the Company, promptly deliver to Company any possessory collateral that have been held by it for the purpose of perfecting liens securing the Senior Secured Obligations;

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(e)           Collateral Agent shall, at the cost of the Company, promptly execute and deliver or cause to be executed and delivered such documents and agreements and take or cause to be taken such action, in each instance, as Company shall reasonably request to effectuate the agreements and purposes of this Notice of Direction and Termination; and

(f)           Collateral Agent shall, upon satisfaction of the foregoing directives, be released and discharged from its duties as Collateral Agent.

Each of the undersigned agrees that as of the date of this Notice of Direction and Termination, the Intercreditor Agreement is terminated and of no further force and effect other than with respect to the indemnities in favor of the Collateral Agent contained in Section 4.6 which shall survive termination of the Intercreditor Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Notice of Direction and Termination to be duly executed as an Instrument under seal by their authorized representatives as of the date first written above.

Bank of America, N.A., as Revolving Credit Facility Agent

By /s/ John H. Schmidt
    Name:  John H. Schmidt
    Title:    Vice President

Bank of America, N.A., as Franchise Loan Facility Servicer

By /s/ John H. Schmidt
    Name:  John H. Schmidt
    Title:    Vice President

RUBY TUESDAY, INC.
NOTICE OF DIRECTION AND TERMINATION

The Prudential Insurance Company of America, as a Noteholder

By /s/ Jason Boe
         Vice President

Prudential Retirement Insurance and Annuity Company, as a Noteholder

By: Prudential Investment Management, Inc.
as Investment Manager

By /s/ Jason Boe
         Vice President

Pruco Life Insurance Company, as a Noteholder

By /s/ Jason Boe
         Assistant Vice President

Gibraltar Life Insurance Co., Ltd. , as a Noteholder

By: Prudential Investment Management (Japan), Inc., as Investment Manager
By: Prudential Investment Management, Inc., as Sub-Adviser

By /s/ Jason Boe
         Vice President
RUBY TUESDAY, INC.
NOTICE OF DIRECTION AND TERMINATION

Zurich American Insurance Company, as a Noteholder

By: Prudential Private Placement Investors, L.P. (as Investment Advisor)
By: Prudential Private Placement Investors, Inc. (as its General Partner)

By /s/ Jason Boe
         Vice President
RUBY TUESDAY, INC.
NOTICE OF DIRECTION AND TERMINATION

Nationwide Life Insurance Company, as a Noteholder
Nationwide Life and Annuity Insurance Company, as a Noteholder
Nationwide Life Insurance Company of America, as a Noteholder
Nationwide Mutual Fire Insurance Company, as a Noteholder

By /s/ Mary Beth Cadle
    Name:  Mary Beth Cadle
    Title:     Authorized Signatory
RUBY TUESDAY, INC.
NOTICE OF DIRECTION AND TERMINATION

Modern Woodmen of America, as a Noteholder

By /s/ Douglas A. Pannier
    Name:  Douglas A. Pannier
    Title:    Portfolio Mgr. – Private Placements

RUBY TUESDAY, INC.
NOTICE OF DIRECTION AND TERMINATION

Assurity Life Insurance Company, as a Noteholder

By /s/ Victor Weber
    Name:  Victor Weber
    Title:    Senior Director - Investments

RUBY TUESDAY, INC.
NOTICE OF DIRECTION AND TERMINATION

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC., as a Noteholder

By /s/ Erik S. Grossman
    Name:  Erik S. Grossman
    Title:     Vice President

RUBY TUESDAY, INC.
NOTICE OF DIRECTION AND TERMINATION

By execution hereof, Collateral Agent acknowledges and accepts the direction set forth herein.

Bank of America, N.A., as Collateral Agent

By /s/ William A. Cessna
    Name:  William A. Cessna
    Title:     Vice President

RUBY TUESDAY, INC.
NOTICE OF DIRECTION AND TERMINATION

Acknowledged and Agreed:

Ruby Tuesday, Inc., a Georgia corporation

By:           /s/ Marguerite N. Duffy
Name:  Marguerite N. Duffy
Title:    Senior Vice President

RUBY TUESDAY, INC.
NOTICE OF DIRECTION AND TERMINATION